UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2007

NATIONAL HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-13489	52-2057472
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification
Incorporation)		Number)

100 Vine Street

Murfreesboro, TN  37130

(Address of principal executive offices, including zip code)

(615) 890-2020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 30.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

National HealthCare Corporation (NHC) announced effective January 12, 2007, the resignation of Kenneth D. DenBesten, Senior Vice President of Finance.  This resignation is a result of the previously announced decision that officers would no longer serve as officers of both NHC and National Health Investors, Inc.  Mr. DenBesten continues as Senior Vice President of Finance at NHI.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National HealthCare Corporation

By:  /s/ Robert G. Adams

Name:  Robert G. Adams

Title:  Chief Executive Officer

Date:  January 19, 2007